UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule
14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
JAGUAR HEALTH, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0- 11.

200 Pine Street, Suite 400, San Francisco, CA 94104

Tel: 415.371.8300 ● Fax: 415.371.8311

https://jaguar.health

August 3, 2026

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, September 4, 2026, at 8:30 a.m., local time.

At the Special Meeting you will be asked to: (i) approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of shares of our voting common stock, par value $0.0001 per share (the “Common Stock”) issuable upon exchange of shares of Series Q Perpetual Preferred Stock, par value $0.0001 per share (the “Series Q Preferred Stock”) issued to certain accredited investors; (ii) to approve, for purposes of Rule 5635(d), the repricing of certain warrants issued to investors to purchase an aggregate of 60,781 shares of Common Stock with exercise prices ranging from $35.00 to $266.44 per share (the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 682,661 shares of Common Stock from the Series O Preferred Stock Dividend (as defined hereunder); (iii) approve an amendment and restatement of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026; and (iv) approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals (i), (ii) and (iii).

It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting in person. You may submit a proxy to have your shares voted on the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Submission of proxies over the Internet, by telephone or by mail will ensure your shares are represented at the Special Meeting. If you do attend the Special Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Lisa A. Conte
Chief Executive Officer & President

JAGUAR HEALTH, INC.

200 Pine Street

Suite 400

San Francisco, CA 94104

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held September 4, 2026

NOTICE HEREBY IS GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, September 4, 2026, at 8:30 a.m., local time, for the following purposes:

1. Approving, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock issuable upon exchange of shares of our Series Q Perpetual Preferred Stock, par value $0.0001 per share (the “Series Q Preferred Stock”) issued to certain accredited investors (Proposal 1);

2. Approving, for purposes of Rule 5635(d), the repricing of certain warrants issued to investors to purchase an aggregate of 60,781 shares of our Common Stock with exercise prices ranging from $35.00 to $266.44 per share (the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 682,661 shares of Common Stock from the Series O Preferred Stock Dividend (Proposal 2);

3. Approving an amendment and restatement of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026 (Proposal 3); and

4. Approving a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3 (Proposal 4).

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on July 6, 2026 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors.

Lisa A. Conte
Chief Executive Officer & President

San Francisco, California

August 3, 2026

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on July 6, 2026 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. If you have questions concerning the proposals in the Proxy Statement, would like additional copies of the Proxy Statement or need help in voting your shares of Common Stock, please contact our proxy solicitor Georgeson LLC at 866-821-0284.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Friday, September 4, 2026. The proxy materials are available at

https://jaguarhealth.gcs-web.com/financial-information/annual-reports

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT PROXIES TO HAVE YOUR SHARES VOTED ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU SUBMITTED A PROXY BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).

JAGUAR HEALTH, INC.

200 Pine Street

Suite 400

San Francisco, CA 94104

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

To Be Held September 4, 2026

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at a Special Meeting of Stockholders (the “Special Meeting”) and at any adjournment or postponement thereof. The Special Meeting will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, September 4, 2026, at 8:30 a.m., local time.

When used in this Proxy Statement, the terms the “Company,” “we,” “us,” “our” and “Jaguar” refer to Jaguar Health, Inc.

The Securities and Exchange Commission (“SEC”) rules require us to deliver our proxy materials by mail to all of our stockholders of record as of July 6, 2026 (the “Record Date”) entitled to vote at the Special Meeting. Our proxy materials include the Notice of Special Meeting of Stockholders, this Proxy Statement and the form of proxy card or voting instruction form, and we will mail these proxy materials to stockholders entitled to vote at the meeting on or about August 10, 2026. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

The date on which the Notice of Special Meeting of Stockholders, this Proxy Statement, and the form of proxy card or voting instruction form are first being sent or given to stockholders is on or about August 10, 2026.

GENERAL INFORMATION ABOUT VOTING

Record Date

As of July 6, 2026, the record date for the Special Meeting (the “Record Date”), 4,857,211 shares of our voting common stock, par value $0.0001 per share (the “Common Stock”), 240 shares of Series P Non-Convertible Preferred Stock, par value of $0.0001 per share (the “Series P Preferred Stock”), and 889.28 shares of Series Q Perpetual Preferred Stock, par value of $0.0001 per share (the “Series Q Preferred Stock”), were issued and outstanding. Only holders of record of our Common Stock and Series Q Preferred Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof, subject to the applicable voting caps and other restrictions on voting described in this Proxy Statement. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104 for a period of ten (10) days prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting. In addition, as of July 6, 2026, there were no shares of our non-voting common stock outstanding.

The use of the capitalized term “Common Stock” in this Proxy Statement and related materials refers only to the Company’s voting common stock and does not include the Company’s convertible non-voting common stock.

Voting, Quorum and Revocability of Proxies

Each share of Common Stock entitles the holder of record thereof to one vote.

Each share of Series Q Preferred Stock entitles the holder of record thereof to 6,890 votes (on an as converted to Common Stock basis, as provided in the Certificate of Designation of Preferences, Rights and Limitations of Series Q Perpetual Preferred Stock (the “Certificate of Designation of Series Q Preferred Stock”)); provided, that, any holder of Series Q Preferred Stock is not entitled to vote, on an as-converted basis and in the aggregate with respect to any shares of Common Stock and preferred stock of the Company beneficially owned by such holder and any Affiliates or Attribution Parties (as such terms are defined in the Certificate of Designation of Series Q Preferred Stock) of such holder, more than 9.99% of the Company’s outstanding shares of Common Stock as of the applicable record date (the “9.99% Voting Cap”).

No other securities are entitled to be voted at the Special Meeting. Each stockholder holding any of the Common Stock or Series Q Preferred Stock may vote in person or by proxy on all matters that properly come before the Special Meeting and any adjournment or postponement thereof, subject to the 9.99% Voting Cap. Holders of record of shares of Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis) will vote on the Proposals together as a single class, except Proposal 1.

Stockholders have no right to cumulative voting as to any matter. The presence, in person or represented by proxy, of holders of one third (1/3) of the voting power of the shares of Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis but subject to the 9.99% Voting Cap) outstanding on the Record Date and entitled to vote at the Special Meeting will constitute a quorum for purposes of voting at the Special Meeting. Properly executed proxies marked “ABSTAIN,” as well as broker non-votes, will be counted as “present” for purposes of determining the existence of a quorum. If a quorum should not be present, either the chairperson of the meeting or a majority in voting power of the stockholders present in person or by proxy and entitled to vote on the adjournment may adjourn such meeting from time to time until a quorum is obtained.

Our board of directors is soliciting proxies for use in connection with the Special Meeting and any postponement or adjournment thereof. If you submit your proxy via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Special Meeting for a vote. For each Proposal, you may vote “FOR” or “AGAINST” or you may vote “ABSTAIN.”

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares in person at the Special Meeting. If you hold your shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from your bank, broker or other financial intermediary, as the record holder, giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting in person provided that you present proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, along with a form of photo identification.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Special Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy and delivering it to the Secretary of the Company at or before the Special Meeting, or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Special Meeting to: Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104, Attention: Jonathan S. Wolin. Beneficial owners of our Common Stock and Series Q Preferred Stock who are not holders of record and wish to change their voting direction should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to make that change.

The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a proxy validly executed and delivered by a stockholder entitled to vote at the Special Meeting, the shares represented by such proxy will be voted: (i) “FOR” Proposal 1, which is the approval, for purposes of Rule 5635(d), of the issuance of shares of our Common Stock issuable upon exchange of shares of Series Q Preferred Stock issued to certain accredited investors; (ii) “FOR” Proposal 2, which is the approval, for purposes of Rule 5635(d), of the repricing of the Investor Warrants to purchase an aggregate of 60,781 shares of our Common Stock with exercise prices ranging from $35.00 to $266.44 per share, so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 682,661 shares of Common Stock from the Series O Preferred Stock Dividend (Proposal 2); (iii) “FOR” Proposal 3, which is the approval of an amendment and restatement of the Company’s 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026, and (iv) “FOR” Proposal 4, which is the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3.

We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. We have retained Georgeson LLC to solicit proxies for a base fee of $8,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock and Series Q Preferred Stock.

Broker Voting

Brokers holding shares of record in “street name” for a client have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the client regarding how the client wants the shares voted at least 10 days before the date of the meeting; provided the proxy materials are transmitted to the client at least 15 days before the meeting. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Special Meeting for purposes of determining a quorum, but will be treated as not entitled to vote with respect to non-routine matters.

All of the proposals—the proposal to approve, for purposes of Rule 5635(d), the issuance of shares of Common Stock issuable upon exchange of shares of Series Q Preferred Stock issued to certain accredited investors (Proposal 1), the proposal to approve, for purposes of Rule 5635(d), the repricing of the Investor Warrants to purchase an aggregate of 60,781 shares of Common Stock with exercise prices ranging from $35.00 to $266.44 per share, so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 682,661 shares of Common Stock from the Series O Preferred Stock Dividend (Proposal 2), the proposal to approve an amendment and restatement of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026 (Proposal 3), and the proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3 (Proposal 4)—are considered not “routine” matters and brokers do not have discretionary authority to vote on behalf of beneficial owners on such matters.

Required Vote

Proposal 1 - Issuance, for Purposes of Nasdaq Listing Rule 5635(d), of Shares of Common Stock Issuable upon Exchange of Shares of Series Q Preferred Stock Issued to Certain Accredited Investors

With respect to the proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock issuable upon exchange of shares of Series Q Preferred Stock issued to certain accredited investors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 1 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 1.

Pursuant to Nasdaq Rules, the shares of Series Q Preferred Stock will not be eligible to vote for Proposal 1 (either on an as-converted into Common Stock basis or otherwise).

Proposal 2 - For Purposes of Nasdaq Listing Rule 5635(d), the Repricing of the Investor Warrants to Purchase an Aggregate of 60,781 Shares of Common Stock with Exercise Prices Ranging from $35.00 to $266.44 per Share, so that Each of the Investor Warrants Has a New Exercise Price Equal to $1.00 per Share, Which Investor Warrants When Exercised Will Also Entitle Such Investors to Receive up to 682,661 Shares of Common Stock from the Series O Preferred Stock Dividend

With respect to the proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the repricing of the Investor Warrants to purchase an aggregate of 60,781 shares of Common Stock with exercise prices ranging from $35.00 to $266.44 per share, so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 682,661 shares of Common Stock from the Series O Preferred Stock Dividend, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.

Proposal 3 - Amendment and Restatement to the 2014 Plan to Increase the Number of Shares of Common Stock Authorized for Issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026

With respect to the proposal to approve an amendment and restatement of the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 3 is governed by Delaware law, Nasdaq Listing Rules, the COI and the Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 3.

Proposal 4 - Adjournment

With respect to the proposal to approve one or more adjournments the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 4 is governed by Delaware law, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis but subject to the 9.99% Voting Cap) present in person or represented by proxy at the Special Meeting and entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 4.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock or Series Q Preferred Stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key scientific or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), which was filed on April 7, 2026, and as revised or supplemented by our most recent Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, which was filed on May 20, 2026.

Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.

All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock and Series Q Preferred Stock as of July 6, 2026 for:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock and Series Q Preferred Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all directors and named executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock and Series Q Preferred Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock and Series Q Preferred Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options, warrants or convertible securities held by such persons that are currently exercisable or convertible within 60 days of July 6, 2026, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage of beneficial ownership of Common Stock is based on 4,857,211 shares of Common Stock outstanding as of July 6, 2026. Percentage beneficial ownership of Series Q Preferred Stock is based on 889.28 shares of Series Q Preferred Stock outstanding as of July 6, 2026.

Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, California 94104.

Name and Address of Beneficial Owner	Common Stock		Series Q Preferred Stock
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Streeterville Capital LLC(1)	390,930	8.0%	382.61	43.0%
Uptown Capital, LLC(2)	—	—	506.67	57.0%
Named executive officers and directors:
Lisa A. Conte(3)	1,582	*	—
Pravin Chaturvedi, Ph.D.(4)	630	*	—
Steven R. King, Ph.D.(5)	620	*	—
Jonathan S. Wolin(6)	1,096	*	—
Carol Lizak(7)	451	*	—
James J. Bochnowski(8)	2,501	*	—
Jonathan B. Siegel(9)	963	*	—
John Micek III(10)	963	*	—
Anula Jayasuriya(11)	151	*	—
All current executive officers and directors as a group (9 persons)(12)	8,957	*	—

*	Less than 1%

(1)	The address for the reporting person is 303 E Wacker Drive, Suite 1040 Chicago, IL 60601. John M. Fife has voting and dispositive power over shares held by Streeterville Capital LLC.
(2)	The address for the reporting person is 303 E Wacker Drive, Suite 1040 Chicago, IL 60601. John M. Fife has voting and dispositive power over shares held by Uptown Capital, LLC.
(3)

Represents (i) 167 shares of Common Stock held by Ms. Conte, (ii) 636 shares of Common Stock issuable to Ms. Conte under stock options that are exercisable or will become exercisable in the 60 days subsequent to July 6, 2026, with the weighted average exercise price of the 636 stock options being $206.39, (iii) 257 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Conte, exercisable at an exercise price of $190.05 per share, and (iv) 522 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Conte, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(4)

Represents (i) 68 shares of Common Stock held by Dr. Chaturvedi, (ii) 250 shares of Common Stock issuable to Dr. Chaturvedi under stock options that are exercisable or will become exercisable in the 60 days subsequent to July 6, 2026, with the weighted average exercise price of the 250 stock options being $166.86, (iii) 103 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. Chaturvedi, exercisable at an exercise price of $190.05 per share, and (iv) 209 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. Chaturvedi, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(5)

Represents (i) 58 shares of Common Stock held by Dr. King, (ii) 250 shares of Common Stock issuable to Dr. King under stock options that are exercisable or will become exercisable in the 60 days subsequent to July 6, 2026, with the weighted average exercise price of the 250 stock options being $166.86, (iii) 103 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. King, exercisable at an exercise price of $190.05 per share, and (iv) 209 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. King, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(6)

Represents (i) 67 shares of Common Stock held by Mr. Wolin, (ii) 250 shares of Common Stock issuable to Mr. Wolin under stock options that are exercisable or will become exercisable in the 60 days subsequent to July 6, 2026, with the weighted average exercise price of the 250 stock options being $166.86, (iii) 257 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Wolin, exercisable at an exercise price of $190.05 per share, and (iv) 522 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Wolin, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(7)

Represents (i) 51 shares of Common Stock held by Ms. Lizak, (ii) 246 shares of Common Stock issuable to Ms. Lizak under stock options that are exercisable or will become exercisable in the 60 days subsequent to July 6, 2026, with the weighted average exercise price of the 246 stock options being $151.22, and (iii) 154 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Lizak, exercisable at an exercise price of $190.05 per share. The warrant provides for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(8)

Represents (i) 17 shares of Common Stock held by Mr. Bochnowski, (ii) 147 shares of Common Stock issuable to Mr. Bochnowski under stock options that are exercisable or will become exercisable in the 60 days subsequent to July 6, 2026, with the weighted average exercise price of the 147 stock options being $241.13, (iii) 771 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Bochnowski Family Trust (“Bochnowski Family Trust”), where Mr. Bochnowski is a co-trustee and beneficiary of such trust and shares voting and investment control over such shares with his spouse, exercisable at an exercise price of $190.05 per share, and (iv) 1,565 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Bochnowski Family Trust, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.
(9)

Represents (i) 15 shares of Common Stock held by Mr. Siegel, (ii) 169 shares of Common Stock issuable to Mr. Siegel under stock options that are exercisable or will become exercisable in the 60 days subsequent to July 6, 2026, with the weighted average exercise price of the 169 stock options being $241.82, (iii) 257 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by JBS Healthcare Ventures LLC (“JBS”) where Mr. Siegel is the sole member, exercisable at an exercise price of $190.05 per share, and (iv) 522 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by JBS, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(10)

Represents (i) 15 shares of Common Stock held by Mr. Micek, (ii) 169 shares of Common Stock issuable to Mr. Micek under stock options that are exercisable or will become exercisable in the 60 days subsequent to July 6, 2026, with the weighted average exercise price of the 169 stock options being $241.82, (iii) 257 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Micek, exercisable at an exercise price of $190.05 per share, and (iv) 522 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Micek, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(11)

Represents (i) 16 share of Common Stock held by Dr. Jayasuriya, and (ii) 135 shares of Common Stock issuable to Dr. Jayasuriya under stock options that are exercisable or will become exercisable in the 60 days subsequent to July 6, 2026, with the weighted average exercise price of the 135 stock options being $242.11.

(12)	See footnotes (2 - 11).

PROPOSAL 1 - APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXCHANGE OF SERIES Q PREFERRED STOCK

At the Special Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of shares of Common Stock issuable upon the exchange, from time to time, of the shares of Series Q Preferred Stock previously issued by the Company to certain accredited investors. All per share dollar figures included in this Proposal 1 are subject to adjustment for stock splits, stock dividends, reclassifications and other similar recapitalization transactions.

Background and Overview

As previously announced, on May 19, 2026, the Company entered into a privately negotiated exchange agreement (the “Uptown Series Q Exchange Agreement”) with Uptown Capital, LLC (f/k/a Irving Park Capital, LLC) (“Uptown”). Pursuant to the Uptown Series Q Exchange Agreement, the Company issued 500 shares of Series Q Preferred Stock to Uptown in exchange for a $12,500,000 reduction in the outstanding balance of that certain royalty interest in the original principal amount of $12.0 million sold by the Company to Uptown in December 2020 (as amended, the “December 2020 Royalty Interest”). Also on May 19, 2026, the Company entered into a privately negotiated exchange agreement (the “Streeterville Series Q Exchange Agreement”; together with the Uptown Series Q Exchange Agreement, collectively, the “Series Q Exchange Agreements”) with Streeterville Capital, LLC (“Streeterville”) (together with Uptown, collectively the “Series Q Accredited Investors”). Pursuant to the Streeterville Series Q Exchange Agreement, the Company issued 148 shares of Series Q Preferred Stock to Streeterville in exchange for a $3,700,000 reduction in the outstanding balance of that certain royalty interest in the original principal amount of $12 million sold by the Company to Streeterville in August 2022 (as amended, the “August 2022 Royalty Interest”).

Pursuant to the terms of the Certificate of Designation of Series Q Preferred Stock, we have the right to exchange from time to time at our discretion all or part of the then outstanding shares of Series Q Preferred Stock for shares of Common Stock (the “Series Q Exchange Shares”) at an exchange ratio (the “Series Q Exchange Ratio”) equal to, for each share of Series Q Preferred Stock, the $25,000 stated value divided by the applicable Series Q Exchange Price, which is equal to the lower of: (i) the Nasdaq official closing price (as reflected on Nasdaq.com) immediately preceding the applicable exchange date or (ii) the average Nasdaq official closing price of the Common Stock (as reflected on Nasdaq.com) for the five (5) trading days immediately preceding such exchange date, to the extent that the maximum number of the Series Q Exchange Shares issued would not violate Rule 5635(d) (the “Series Q Exchange Cap”) unless and until the stockholder approval is obtained.

The foregoing descriptions of the Series Q Preferred Stock and Series Q Exchange Agreements are not complete and are qualified in their entirety by reference to the Certificate of Designation of Series Q Preferred Stock and Series Q Exchange Agreements, respectively, which are filed as exhibits to our Current Report on Form 8-K filed with the SEC on May 19, 2026.

Stockholder Approval Requirements

Pursuant to Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Rule 5635(d).

As of July 6, 2026, we had 4,857,211 shares of Common Stock outstanding. Therefore, the issuance of 7,911,743 Series Q Exchange Shares (assuming full exchange of 889.28 shares of Series Q Preferred Stock outstanding as of July 6, 2026) would have constituted approximately 62.0% of the shares of our Common Stock outstanding prior to the closing of the Series Q Exchange Transaction. As such, pursuant to the Certificate of Designation of Series Q Preferred Stock, we are obligated to seek and are therefore seeking stockholder approval pursuant to Rule 5635(d) for the issuance to the Series Q Accredited Investors of shares of Common Stock, from time to time at our discretion upon exchange of the Series Q Preferred Stock at the Series Q Exchange Ratio. If this proposal is approved, we will not solicit further authorization from our stockholders prior to any exchange of the Series Q Preferred Stock pursuant to the terms thereof.

Impact of Stockholder Approval

If stockholders do not approve this proposal, shares of our Common Stock may not be issued in exchange for the shares of Series Q Preferred Stock in excess of the Series Q Exchange Cap, unless and until stockholder approval of this proposal is obtained.

Dilution and Potential Adverse Impact of this Proposal

The exchange of all or part of the shares of Series Q Preferred Stock for shares of Common Stock will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of additional shares of our Common Stock upon exchange of the shares of Series Q Preferred Stock. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of shares of our Common Stock upon exchange of the shares of Series Q Preferred Stock could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

Because of the effective Series Q Exchange Ratio for any future exchange would be based on the Series Q Exchange Price as of the time of such exchange, the exact magnitude of the dilutive effect of any future exchange cannot be conclusively determined but may be material to our current stockholders. By way of example, based on an assumed effective Series Q Exchange Price of $2.50 per share (the “Assumed Series Q Exchange Price”), and assuming that all of the 889.28 shares of Series Q Preferred Stock outstanding as of July 6, 2026 are exchanged, up to a maximum of 7,911,743 shares of our Common Stock would be issuable upon exchange of the Series Q Preferred Stock. Based on the shares of our Common Stock outstanding as of July 6, 2026, the shares of Common Stock issued upon exchange of the Series Q Preferred Stock in full would represent approximately 62.0% of our outstanding Common Stock (after giving effect to such exchanges). The exchange price in connection with future exchanges could be materially lower than the Assumed Series Q Exchange Price, which could have a significant dilutive effect on our current stockholders.

For illustration purposes only, below is a table showing the number of shares of Common Stock that may potentially be issued upon exchange of the shares of Series Q Preferred Stock based on three hypothetical exchange prices, assuming that all 889.28 outstanding shares of Series Q Preferred Stock are exchanged for shares of Common Stock. The number of shares of Common Stock issuable will correspondingly increase or decrease depending on the actual exchange price for the Series Q Preferred Stock.

	Scenario A	Scenario B	Scenario C
Hypothetical Series Q Exchange Price	$0.50	$2.50	$4.00
Hypothetical Series Q Exchange Ratio	50,000	10,000	6,250
Aggregate Outstanding Shares of Series Q Preferred Stock	889.28	889.28	889.28
Total Number of Shares of Common Stock Issued Upon Full Exchange of Series Q Preferred Stock	44,464,000	8,892,800	5,558,000
Percentage of Outstanding Common Stock Represented by Shares of Common Stock Issued Upon Full Exchange of Series Q Preferred Stock (After Giving Effect to Such Exchange)*	90.2%	64.7%	53.4%

*	Calculated based on the shares of our Common Stock outstanding as of July 6, 2026, which was 4,857,211.

Required Vote of Stockholders

To approve the issuance of shares of Common Stock upon the exchange of all or part of the shares of Series Q Preferred Stock from time to time at the Company’s sole discretion (this Proposal 1), the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by holders of shares of Common Stock present in person or represented by proxy at the Special Meeting, voting together as a single class and entitled to vote thereon is required, provided a quorum is present. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under our Bylaws and COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. Pursuant to Nasdaq Rules, the shares of Series Q Preferred Stock will not be eligible to vote for Proposal 1 (either on an as-converted into Common Stock basis or otherwise).

The Board unanimously recommends that the stockholders vote “FOR” Proposal 1 to authorize the issuance, pursuant to Nasdaq Listing Rule 5635(d), of shares of Common Stock upon exchange of the shares of Series Q Preferred Stock previously issued pursuant to the terms of the Certificate of Designation of Series Q Preferred Stock.

PROPOSAL 2 - APPROVAL OF THE REPRICING OF THE INVESTOR WARRANTS SO THAT EACH INVESTOR WARRANT HAS A NEW EXERCISE PRICE EQUAL TO $1.00 PER SHARE

At the Special Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the repricing of certain warrants issued to investors to purchase an aggregate of 60,781 shares of Common Stock with exercise prices ranging from $35.00 to $266.44 per share (the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 682,661 shares of Common Stock from the Series O Preferred Stock Dividend.

All share and per share amounts of the Common Stock included in this Proposal 2 have been retroactively adjusted to give effect to the 1-for-35 reverse stock split of the Company’s issued and outstanding shares of Common Stock that took effect on April 30, 2026, and are subject to adjustment for any stock splits, stock dividends, reclassifications and other similar recapitalization transactions following the date of this Proxy Statement.

Background and Overview

We intend to enter into amendments substantially in the form attached hereto as Annex A (collectively the “Warrant Amendments”) with the holders of the Investor Warrants, pursuant to which we and the holders will agree, subject to the Stockholder Approval (as defined in the Warrant Amendments), to amend the Investor Warrants so that the amended Investor Warrants will have a reduced exercise price of $1.00 per share (the “Repriced Exercise Price”) and a new expiration date of the 30th day following the Stockholder Approval Date (as defined in the Warrant Amendments), and that the amended Investor Warrants can be exercised via the cashless exercise mechanism. The other terms of such Investor Warrants shall remain unchanged.

If our stockholders approve this Proposal 2 at the Special Meeting, such approval will be deemed the Stockholder Approval and the date of the Special Meeting will be the Stockholder Approval Date.

As required by Rules 5635(d), the repricing of the Investor Warrants will only occur on the effective date of the approval of our stockholders of this Proposal 2 at the Special Meeting. In the event that the Stockholder Approval is not obtained, the Warrant Amendments will be null and void, and the provisions of the Investor Warrants in effect prior to the execution of the Warrant Amendments, including the exercise price and the expiration date, will remain in effect.

Although the exercise prices of the Investor Warrants were reduced, the aggregate number of shares of common stock which could be issued upon exercise will remain unchanged. In addition, pursuant to the terms of the Warrant Amendment, the holders of the Investor Warrants agreed not to exercise any of the Investor Warrants prior to the Company obtaining the Stockholder Approval.

Purpose of the Warrant Amendments

We are asking stockholders to approve, for purposes of complying with Rule 5635(d), the repricing of: (i) the warrants to purchase an aggregate of 14,815 shares of Common Stock originally issued on March 31, 2025, with a current exercise price of $189.35 per share for non-Insiders, and $242.16 per share for the Placement Agent (both terms as defined hereunder) (the “Bridge Financing Warrants”); (ii) the warrants to purchase an aggregate of 21,470 shares of Common Stock originally issued on June 24, 2025, with a current exercise price of $94.50 per share (the “Bridge Extension Warrants”); (iii) the warrants to purchase an aggregate of 14,497 shares of Common Stock originally issued on May 20, 2025, with a current exercise price of $204.40 per share for investors, and $266.44 per share for the Placement Agent (the “2025 RDO Warrants”); and (iv) the warrants to purchase an aggregate of 10,000 shares of Common Stock originally issued on January 6, 2026, with a current exercise price of $35.00 per share (the “January 2026 Warrants”)

(collectively, the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to $1.00 per share. The intent of repricing the Investor Warrants is to induce the holders of the Investor Warrants to exercise them, thereby eliminating the overhang caused by the prospective dilution under the Investor Warrants, which prospective dilution we believe could negatively impact our ability to consummate strategic alternatives currently under consideration to maximize stockholder value including, but are not limited to, mergers, reverse mergers, acquisitions, partnerships, joint ventures, licensing arrangements or other strategic transactions.

Description of the Investor Warrants

The following is a description of the Investor Warrants.

Bridge Financing Warrants

As previously disclosed in our Current Reports on Form 8-K filed on March 26, 2025 and April 4, 2025, the Company entered into securities purchase agreements with selected accredited investors (the “Bridge Investors”) on March 26, 2025, pursuant to which the Company issued approximately $3.4 million aggregate principal amount of convertible promissory notes (the “Original Notes”) to the Bridge Investors in a private placement (the “Bridge Financing”) which closed on March 31, 2025.

As an inducement to enter into the aforementioned securities purchase agreement, the Bridge Investors received warrants (the “Bridge Investor Warrants”) to purchase up to an aggregate of 16,497 shares of Common Stock with an exercise price equal to $189.35 per share for the Bridge Investors who were not an officer, director, employee or consultant of the Company (collectively, an “Insider”), and $190.05 per share for the Bridge Investors who were Insiders, in each case subject to adjustment for reclassification of the Common Stock, non-cash dividend, stock split, reverse stock split or other similar transaction. The warrants are exercisable immediately upon issuance and will expire on the earlier of (i) five years from the date of issuance, (ii) the consummation of a fundamental transaction and (iii) the consummation of a liquidation event (both as defined in such warrants).

The Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the Bridge Financing. The Company agreed to issue to Wainwright or its designees (the “Placement Agent”), at the closing of the Bridge Financing, warrants (the “Bridge PA Warrants,” and together with the Bridge Investor Warrants, collectively the “Bridge Financing Warrants”) to purchase up to 1,068 shares of Common Stock. The Bridge PA Warrants have the same form and terms as the Bridge Investor Warrants except that the Bridge PA Warrants have an exercise price equal to $242.16 per share.

In addition, upon the exercise for cash of any Bridge Investor Warrants, the Company shall issue to the Placement Agent the warrants to purchase that number of shares of Common Stock equal to 6.0% (or in the case of any warrant exercise by certain selected Bridge Investors, 3.5%) of the aggregate number of such shares of Common Stock underlying such Bridge Investor Warrants that have been so exercised and such warrants will be in the same form and terms as the Bridge PA Warrants originally issued. Assuming all of the outstanding Bridge Investor Warrants are exercised for cash, the Placement Agent shall receive warrants to purchase an aggregate of 1,068 shares of Common Stock, with an exercise price of $242.16 per share (the “Bridge PA Additional Warrants”).

The foregoing is only a brief description of the material terms of the Bridge Financing Warrants. Please refer to Exhibits 4.2 and 4.3 to the Company’s Current Report on Form 8-K filed on March 26, 2025 for the forms of the Bridge Investor Warrant and the Bridge PA Warrant, respectively.

While the Insiders hold Bridge Investor Warrants to purchase up to an aggregate of 2,751 shares of Common Stock, the Company has not entered into Warrant Amendments with any Insider with respect to those Bridge Investor Warrants; nor does the Company have any plan to do so. Therefore those Bridge Investor Warrants held by the Insiders to purchase up to an aggregate of 2,751 shares of Common Stock are excluded from the proposed repricing described in this Proposal 2.

Bridge Extension Warrants

As previously disclosed in our Current Report on Form 8-K filed on June 24, 2025, the Company entered into note exchange and warrant purchase agreements with certain of the Bridge Investors, including some Insiders (the “Bridge Extension Investors”), pursuant to which the Company agreed, among others, to issue and sell (a) approximately $2.57 million aggregate principal amount of new 6% convertible promissory notes (the “Replacement Notes”), in exchange for the cancellation of the Original Notes held by the Bridge Extension Investors, and (b) warrants to purchase shares of Common Stock (the “Bridge Extension Warrants”) to such investors, in a private placement closed on June 24, 2025 (the “Bridge Extension”).

The Bridge Extension Investors received the Bridge Extension Warrants to purchase up to an aggregate of 26,531 shares of Common Stock with an exercise price equal to $94.50 per share, subject to adjustment for reclassification of the Common Stock, non-cash dividend, stock split, reverse stock split or other similar transaction. The Bridge Extension Warrants are exercisable immediately upon the Initial Exercise Date (as define therein) and will expire on the earlier of (i) 18 months from the date of issuance, (ii) the consummation of a fundamental transaction and (iii) the consummation of a liquidation event.

The foregoing is only a brief description of the material terms of the Bridge Extension Warrants. Please refer to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on June 24, 2025 for the form of the Bridge Extension Warrant.

While the Insiders hold Bridge Extension Warrants to purchase up to an aggregate of 5,061 shares of Common Stock, the Company has not entered into Warrant Amendments with any Insider with respect to those Bridge Extension Warrants; nor does the Company have any plan to do so. Therefore those Bridge Extension Warrants held by the Insiders to purchase up to an aggregate of 5,061 shares of Common Stock are excluded from the proposed repricing described in this Proposal 2.

2025 RDO Warrants

As previously disclosed in our Current Report on Form 8-K filed on May 22, 2025, the Company entered into a securities purchase agreement with the purchasers named therein (the “RDO Investors”) on May 20, 2025, pursuant to which the Company agreed to issue and sell, in a registered direct offering by the Company directly to the RDO Investors priced at-the-market under the rules of The Nasdaq Market (the “Registered Offering”), shares of Common Stock for aggregate gross proceeds of approximately $1,500,000.

In a concurrent private placement, the Company issued to the RDO Investors unregistered warrants to purchase up to 14,075 shares of Common Stock at an exercise price of $204.40 per share (the “RDO Investor Warrants”) that are immediately exercisable upon issuance and will expire on the earlier of (i) 24 months from the date of issuance, (ii) the consummation of a fundamental transaction, and (iii) the consummation of a liquidation event.

Wainwright acted as placement agent in connection with the transactions described above. As part of the compensation for such placement agent services, the Company issued to Wainwright warrants (the “RDO PA Warrants,” and together with the RDO Investor Warrants, collectively the “2025 RDO Warrants”) to purchase an aggregate of 422 shares of Common Stock. The RDO PA Warrants have substantially the same terms as the RDO Investor Warrants, except that the RDO PA Warrants have an exercise price of $266.44.

In addition, upon any exercise for cash of any RDO Investor Warrants, the Company shall issue to the Placement Agent warrants to purchase that number of shares of Common Stock of the Company equal to six (6.0%) percent of the aggregate number of such shares of Common Stock underlying the RDO Investor Warrants that have been so exercised. Assuming all of the outstanding RDO Investor Warrants are exercised for cash, the Placement Agent shall receive warrants to purchase an aggregate of 844 shares of Common Stock, with an exercise price of $266.44 per share (the “RDO PA Additional Warrants”).

The foregoing is only a brief description of the material terms of the 2025 RDO Warrants. Please refer to Exhibits 4.1 and 4.2 to the Company’s Current Report on Form 8-K filed on May 22, 2025 for the forms of the RDO Investor Warrant and the RDO PA Warrant, respectively.

January 2026 Warrants

As previously disclosed in our Current Report on Form 8-K/A filed on January 12, 2026, the Company entered into securities purchase agreements with two accredited investors (the “January 2026 Investors”) on January 6, 2026, pursuant to which the Company issued $350,000 aggregate principal amount of unsecured promissory notes to such investors.

As an inducement to enter into the securities purchase agreements, the January 2026 Investors received warrants (the “January 2026 Warrants”) to purchase up to an aggregate of 10,000 shares of Common Stock, with an exercise price equal to $35.00 per share, subject to adjustment for reclassification of the Common Stock, non-cash dividend, stock split, reverse stock split or other similar transaction. The January 2026 Warrants are exercisable immediately upon issuance and will expire on the earlier of (i) five years from the date of issuance, (ii) the consummation of a fundamental transaction and (iii) the consummation of a liquidation event.

The foregoing is only a brief description of the material terms of the January 2026 Warrants. Please refer to Exhibit 4.2 to the Company’s Current Report on Form 8-K/A filed on January 12, 2026 for the form of the January 2026 Warrant.

Series O Preferred Stock Dividend

As previously disclosed, on March 4, 2026, the Company paid a special one time dividend of one-tenth of one share of Series O Convertible Preferred Stock, par value $0.0001 per share (the “Series O Preferred Stock”) for each shares of Common Stock outstanding, plus each share issuable upon exercise of certain warrants to purchase shares of Common Stock with dividend rights (the “Eligible Warrants”) outstanding, at the close of business on March 2, 2026 (the “Series O Preferred Stock Dividend”).

On June 25, 2026, the Company completed the conversion (the “Conversion”) of the Series O Preferred Stock. Effective as of 12:00 p.m. Eastern Time on June 25, 2026, all of the then outstanding shares of Series O Preferred Stock and all shares of Series O Preferred Stock issuable upon exercise of the Eligible Warrants automatically converted into shares of Common Stock (the “Conversion Shares”) at a conversion ratio equal to 3.209 shares of Common Stock for each share of Series O Preferred Stock.

All of the Investor Warrants constitute Eligible Warrants. Immediately upon completion of the Conversion, holders of the Investor Warrants are entitled to receive, upon exercise of the Investor Warrants, up to 743,442 shares of Common Stock, which consist of 60,781 Warrant Shares (as defined in the Investor Warrants) and 682,661 Conversion Shares.

For illustration purposes only, below is a table showing the maximum number of shares of Common Stock that may potentially be issued upon exercise of the Investor Warrants, assuming that all of the Investor Warrants are exercised for cash.

The terms of each Investor Warrant provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% (or 9.99%, at the election of the holder) of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise. The terms of the Certificate of Designation of Preferences, Rights and Limitations of Series O Convertible Preferred Stock (the “Certificate of Designation of Series O Preferred Stock”) provide that in no event may shares of Common Stock be issued to any holder of the Series O Preferred Stock to cause such holder’s beneficial ownership to exceed 19.99% of the number of shares of Common Stock outstanding on a given date (including for such purpose the shares of Common Stock issuable upon such issuance). The table below sets forth the numbers of shares of Common Stock without regard to any beneficial ownership limitations contained in the Investor Warrants or the Certificate of Designation of Series O Preferred Stock.

Number of Shares of Common Stock
Warrant Shares Issuable upon Full Exercise of the Investor Warrants	60,781
Conversion Shares that Holders of Investor Warrants are Entitled to Receive as a Result of the Series O Preferred Stock Dividend	682,661
Warrant Shares Issuable upon Full Exercise of the Bridge PA Additional Warrants*	1,068
Warrant Shares Issuable upon Full Exercise of the RDO PA Additional Warrants	844
Total Number of Shares of Common Stock Issuable
Total Number of Shares of Common Stock Issued Upon Full Exercise of the Investor Warrants for Cash	745,354
Percentage of Outstanding Common Stock Represented by Shares of Common Stock Issued Upon Full Exercise of the Investor Warrants for Cash (After Giving Effect to Such Exercise)*	13.3%

*	The number of the Bridge PA Additional Warrants is based on the assumption that all of the outstanding Bridge Investor Warrants are exercised for cash.
**	The number of the RDO PA Additional Warrants is based on the assumption that all of the outstanding RDO Investor Warrants are exercised for cash.
***	Calculated based on the shares of our Common Stock outstanding as of July 6, 2026, which was 4,857,211.

Stockholder Approval Requirements

Nasdaq Listing Rule 5635(d)

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

On July 6, 2026, there were 4,857,211 shares of our Common Stock issued and outstanding. Accordingly, assuming the full exercise of the Investor Warrants for cash and the full exercise of the Bridge PA Additional Warrants and the RDO PA Additional Warrants as of such date, the issuance of the Warrant Shares along with the Conversion Shares that the holders of the Investor Warrants are entitled to receive, which are up to an aggregate of 745,354 shares of Common Stock (the “Maximum Issuable Shares”), could result in the issuance of shares of Common Stock to the holders of the Investor Warrants that represents approximately 13.3% of our Common Stock outstanding prior to such exercise.

While the Maximum Issuable Shares constitute less than 20% of our outstanding shares of Common Stock, the Repriced Exercise Price as contemplated in the Warrant Amendments is less than $1.03, the Minimum Price of the Company’s Common Stock as of July 24, 2026.

In addition, the Maximum Issuable Shares could be subject to aggregation, pursuant to Nasdaq Listing Rule 5635(d), with any other issuances of the Company’s shares of Common Stock in related and/or unrelated transactions at a price per share that is (or was) below, at or above the applicable Minimum Price occurring within six months either before or after the repricing of the Investor Warrants takes effect. In such an event, our issuance of additional shares of Common Stock would be subject to stockholder approval under Nasdaq Listing Rule 5635(d) (including rules related to the aggregation of offerings thereunder) to the extent that the Maximum Issuable Shares together with the shares issued in such prior or subsequent offerings exceeded 19.99%. Therefore, we are seeking stockholder approval, for purposes of Nasdaq Listing Rule 5635(d), for the repricing of the exercise prices of the Investor Warrants to a new exercise price equal to $1.00 per share.

Impact of Stockholder Approval

If stockholders approve this proposal, (i) the current exercise prices of the Investor Warrants will be repriced to $1.00 per share, as contemplated in the Warrant Amendments, (ii) the other provisions of the Warrant Amendments will also be effective and binding, including but not limited to, that the Investor Warrants will have a new expiration date which is the 30th day following the Stockholder Approval Date; and (iii) the issuance of the Maximum Issuable Shares would not be aggregated with any other issuances of the Company’s shares of Common Stock in related and/or unrelated transactions at a price per share that is (or was) below, at or above the applicable Minimum Price occurring within six months either before or after the repricing of the Investor Warrants takes effect to determine whether the threshold of the 20% Issuance under Rule 5635(d) is met.

If stockholders do not approve this proposal, (i) the Warrant Amendments will be null and void, and the exercise prices and expiration dates of the Investor Warrants currently in effect will remain unchanged, and (ii) the issuance of the Maximum Issuable Shares would be aggregated with any other issuances of the Company’s shares of Common Stock in related and/or unrelated transactions at a price per share that is (or was) below, at or above the applicable Minimum Price occurring within six months either before or after the repricing of the Investor Warrants takes effect to determine whether the threshold of the 20% Issuance under Rule 5635(d) is met, unless such transaction is approved by the Company’s stockholders for purposes of Rule 5635(d).

In addition, to the extent this proposal is approved and if the Investor Warrants are exercised by the holders for cash, we would receive the proceeds from such exercises. If this proposal is not approved, since the current exercise prices of the Investor Warrants are substantially higher than the prevailing market prices for our Common Stock, it is unlikely that the Investor Warrants will be exercised and we will receive any proceeds.

Dilution and Potential Adverse Impact of this Proposal

If this proposal is approved, it will be more likely that the Investor Warrants will be exercised, which will result in the issuance of part or all of the Warrant Shares and Conversion Shares.

The exercise of the Investor Warrants will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of additional shares of our Common Stock upon exercise of the Investor Warrants. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of the Warrant Shares and Conversion Shares upon exercise of the Investor Warrants could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

Required Vote of Stockholders

To approve the repricing of the Investor Warrants with exercise prices ranging from $35.00 to $266.44 per share, so that each of the Investor Warrants has a new exercise price equal to $1.00 (this Proposal 2), the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis but subject to the 9.99% Voting Cap) entitled to vote thereon, provided a quorum is present, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws and the COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the Special Meeting.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 2 to authorize, for purposes of Nasdaq Listing Rule 5635(d), the repricing of the Investor Warrants with exercise prices ranging from $35.00 to $266.44 per share, so that each of the Investor Warrants has a new exercise price equal to $1.00, which Investor Warrants when exercised will also entitle such investors to receive up to 682,661 shares of Common Stock from the Series O Preferred Stock Dividend.

PROPOSAL 3 - APPROVAL OF AN AMENDMENT OF THE 2014 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2014 STOCK INCENTIVE PLAN

At the Special Meeting, stockholders will be asked to approve an amendment of the 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis including for purposes of this calculation as if such shares authorized under the 2014 Plan were included in the denominator (and assuming conversion of all outstanding convertible securities and exercise/conversion/vesting of all issued and outstanding warrants, notes, RSUs and stock options (whether issued under or outside the 2014 Plan and the like)) as of September 30, 2026. A copy of the amended 2014 Plan is attached hereto as Annex B and is incorporated by reference into this Proxy Statement.

Background

On July 22, 2026, the Board unanimously approved the amendment of the 2014 Plan, subject to approval by the stockholders, to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026. The Board has directed that the proposal to amend the 2014 Plan be submitted to the stockholders for their approval at the Special Meeting. The Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, notably at the senior management level, advisors, consultants, and non-employee directors the opportunity to acquire or increase their proprietary interests in us. The Board has concluded that our ability to attract, retain and motivate top quality management and employees is material to our success and would be enhanced by our continued ability to grant equity compensation under the 2014 Plan. Accordingly, the Board has determined that the number of shares available for issuance under the 2014 Plan should be increased so that we may continue our compensation structure and strategy and succession planning process.

Under the 2014 Plan, options awards and restricted stock units are outstanding for a total of 9,866 shares that have been granted to employees, directors and consultants. Thus, the total number of shares currently available for issuance under the 2014 Plan as of July 6, 2026 is 10,591 shares, which equals approximately 0.17% of the issued and outstanding shares of Common Stock on a fully diluted basis as of July 6, 2026. If stockholders approve this Proposal 3, the total number of shares available for future stock awards under the 2014 Plan will be 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026. Of the total number of shares allocated to the 2014 Plan, including the share increase that is the subject of this Proposal 3, the maximum aggregate number of shares that may be issued pursuant to the exercise of incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), shall not exceed 410,000 shares. Based on current forecasts and estimated stock award grant rates, if the increase is not approved, it is anticipated that the 2014 Plan could run out of available shares as soon as the third quarter of 2026.

Stockholder approval of the amendment and restatement of the 2014 Plan is being sought (i) in order for incentive stock options to meet the requirements of the Code, and (ii) in order to meet The Nasdaq Capital Market listing requirements. If the stockholders do not approve the amendment and restatement of the 2014 Plan at the Special Meeting, the amendment and restatement of the 2014 Plan will not become effective, the number of shares authorized for issuance under the 2014 Plan will not be increased.

For information with respect to grants to certain executive officers in Fiscal Year 2025 under the 2014 Plan, see page 37 of our definitive proxy statement on Schedule 14A, relating to our Annual Meeting of Stockholders adjourned on May 22, 2026 and June 2, 2026 and reconvened on June 8, 2026, filed on April 30, 2026, amended and supplemented by the supplements to the definitive proxy statement filed on May 6, 2026 and May 29, 2026, respectively (the “2026 Annual Proxy Statement”), and for information with respect to grants to our non-employee directors, see page 49 of our 2026 Annual Proxy Statement.

The material terms of the proposed amendment of the 2014 Plan are summarized below. This summary of the 2014 Plan is not intended to be a complete description of the 2014 Plan. This summary is qualified in its entirety by the actual text of the 2014 Plan to which reference is made. A copy of the 2014 Plan is attached as Annex B to this Proxy Statement.

Material Terms of the 2014 Plan

In July 2014, our Board of Directors and our stockholders adopted and approved the 2014 Plan. The 2014 Plan became effective in May 2015. The 2014 Plan provides for the grant of incentive stock options to our Eligible Employees, and for the grant of nonstatutory stock options, restricted stock, and RSUs to Eligible Employees, directors and consultants.

Authorized Shares. In 2025, we approved an increase of 307,670 shares of Common Stock for issuance pursuant to the 2014 Plan, which equaled approximately 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of July 18, 2025. Since the prior amendment of the 2014 Plan, we have unanimously approved the amendment of the 2014 Plan as described in this Proposal 3, subject to stockholder approval, to further increase the number of shares of our Common Stock authorized for issuance.

Pursuant to the 2014 Plan, on January 1 of each year, up to and including January 1, 2036, the number of shares allocated to the 2014 Plan automatically increases in an amount equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year (the “Evergreen Provision”). The Board of Directors may act prior to January 1 of any given year, at its discretion, to provide for no increase in shares or to add a lesser number of shares than provided for in the prior sentence.

If a stock award expires without having been exercised in full, or, with respect to restricted stock and RSUs, a stock award is forfeited, the shares that were subject to those stock awards will become available for future grant or sale under the 2014 Plan (unless the 2014 Plan has terminated). If unvested shares of restricted stock or RSUs are repurchased by the company or are forfeited to the company, such shares will become available for future awards under the 2014 Plan.

Plan Administration. The 2014 Plan is administered by the Compensation Committee. If we determine it is desirable to qualify transactions under the 2014 Plan as exempt under Rule 16b-3, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2014 Plan, the committee has the power to administer the 2014 Plan, including but not limited to, the power to interpret the terms of the 2014 Plan and stock awards granted under it, to create, amend and revoke rules relating to the 2014 Plan, including creating sub-plans, and to determine the terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards and the form of consideration, if any, payable upon exercise.

Options. Both incentive stock options qualifying under Section 422 of the Code and non-statutory stock options may be granted under the 2014 Plan. Of the total number of shares allocated to the 2014 Plan, the maximum aggregate number of shares that may be issued pursuant to the exercise of incentive stock options shall not exceed 410,000 shares. The exercise price of options granted under the 2014 Plan must at least be equal to the fair market value of the Common Stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. For nonstatutory stock options the exercise price must equal at least 100% of the fair market value. The committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the committee, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise the vested portion of his or her option for the period of time stated in his or her award agreement, except in the case of an employee terminated for cause (as defined in the 2014 Plan) the option will terminate upon his or her termination from service. Generally, if termination is due to death or disability, the vested portion of the option will remain exercisable for 12 months. In all other cases, the vested portion of the option generally will remain exercisable for three months following the termination of service. An option may not be exercised after expiration of its term. However, if the exercise of an option is prevented by applicable law the exercise period may be extended under certain circumstances. Subject to the provisions of the 2014 Plan, the committee determines the other terms of options.

Restricted Stock. Restricted stock awards may be granted under the 2014 Plan. Restricted stock awards are grants of shares of Common Stock that vest in accordance with terms and conditions established by the committee. The committee will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2014 Plan, will determine the terms and conditions of such awards. The committee may impose whatever conditions to vesting it determines to be appropriate (for example, the committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the committee provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

RSUs. Awards of RSUs may be granted under the 2014 Plan. An RSU is the right to receive a share of Common Stock at a future date. The committee determines the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the committee, in its sole discretion, may accelerate the time at which RSUs will vest.

Non-Transferability of Awards. Unless the committee provides otherwise, stock awards issued under the 2014 Plan are not transferrable other than by will or the laws of descent and distribution, and only the recipient of an award may exercise an award during his or her lifetime, although a recipient may designate a beneficiary to exercise an award after death.

Certain Adjustments. In the event of certain changes in the capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2014 Plan, the committee will adjust the number and class of shares that may be delivered under the 2014 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2014 Plan. In the event of the proposed liquidation or dissolution, the committee will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control. The 2014 Plan provides that in the event of a merger or change in control, as defined under the 2014 Plan, each outstanding award will be treated as the committee determines, including (i) the assumption, continuation or substitution of the stock awards by the successor corporation or its parent or subsidiary, (ii) the acceleration of vesting for any unvested portion of the stock awards, or (iii) the cash-out of the stock awards.

Amendment; Termination. The Board has the authority to amend, suspend or terminate the 2014 Plan provided such action does not impair the existing rights of any participant. As amended, the 2014 Plan will expire ten (10) years from the earlier of the date the Plan is most recently adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

Federal Income Tax Consequences

The following is a brief summary of the general principal United States federal income tax consequences applicable to our 2014 Plan participants and the Company, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences.

To the extent any awards under the 2014 Plan are subject to Section 409A of the Internal Revenue Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Internal Revenue Code and the regulations promulgated thereunder (or an exception thereto). The 2014 Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code.

Stock Options. The grantee of an Incentive Stock Option under the 2014 Plan will not be required to recognize any income for federal income tax purposes at the time of award nor is the Company entitled to any deduction. The exercise of an Incentive Stock Option is also not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of determining the grantee’s alternative minimum tax. If stock acquired upon exercise of an Incentive Stock Option is held for two years from the date the option was granted and one year from the date the stock was transferred to the grantee (the “ISO Holding Period”), then the grantee will have a long-term capital gain or loss on the sale of such stock measured by the difference between the amount realized and the option price. If the ISO Holding Period is not met, upon disposition of such shares (a “disqualifying disposition”), the grantee will realize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however, to the gain on sale. Any additional gain would be taxable as long-term or short-term capital gain depending on the holding period. If the Incentive Stock Option is exercised by delivery of previously owned shares of capital stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the grantee on the transfer of such previously owned shares. However, if the previously owned shares transferred were acquired through the exercise of an Incentive Stock Option, the grantee may realize ordinary income with respect to the shares used to exercise an Incentive Stock Option if such transferred shares have not been held for the ISO Holding Period. If the grantee recognizes ordinary income upon a disqualifying disposition, except as described in Limitations on Company’s Deductions, below, the Company will generally be entitled to a tax deduction in the same amount.

The grantee of a Nonstatutory Stock Option under the 2014 Plan will not be required to recognize any income for federal income tax purposes at the time of award nor is the Company then entitled to any deduction. Upon exercise of a Nonstatutory Stock Option, the grantee will realize compensation taxable as ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option price. Except as described in Limitations on Company’s Deductions, below, the Company will generally be entitled to a deduction in the same amount and at the same time. Upon the sale of shares acquired on exercise of a Nonstatutory Stock Option, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period. If the exercise price of a Nonstatutory Stock Option is paid in whole or in part in shares of capital stock, the tax results to the grantee are (i) a tax-free exchange of previously owned shares for an equivalent number of new shares, and (ii) the realization of ordinary income in an amount equal to the fair market value on the date of exercise of any additional shares received in excess of the number exchanged.

Restricted Stock Awards. The grantee of a Restricted Stock Award under the 2014 Plan normally will not be required to recognize any income for federal income tax purposes at the time of the Award, nor is the Company entitled to any deduction, to the extent that the shares awarded have not vested. When any part of a Restricted Stock Award vests, the grantee will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested shares on the vesting date. The grantee may, however, make an election (the “Tax Election”), within thirty days following the grant of the Restricted Stock Award, to be taxed at the time of the Award based on the fair market value of the shares on that date. Except as described in Limitations on Company’s Deductions, below, the Company will generally be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of the shares awarded, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

RSUs. The grantee of an RSU will not be required to recognize any income for federal income tax purposes at the time of the grant of such RSU, nor is the Company entitled to any deduction at such time. When any part of an RSU is paid (in the case of cash) or delivered (in the case of shares) to the grantee, the grantee will realize compensation taxable as ordinary income in an amount equal to the cash paid or the fair market value of shares delivered to the grantee pursuant to the RSU. Except as described in Limitations on Company’s Deductions, below, the Company will be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of any shares that are delivered to the grantee pursuant to an RSU, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

Limitations on Company’s Deductions; Consequences of Change in Control. The Company and its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of awards under the 2014 Plan, if, the employee is the Chief Executive Officer or Chief Financial Officer of the Company (or acts in such capacity) or is another “covered employee” as defined under the Code or was such an employee beginning in any year after 2017, if the total compensation paid to such employee exceeds $1,000,000. In addition, if a “change in control” of the Company causes awards under the 2014 Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of the Company’s deductions under Section 280G of the Internal Revenue Code.

Code Section 409A. Awards of stock options, restricted stock and RSUs under the 2014 Plan may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code. Generally, to the extent that these awards fail to meet certain requirements under Section 409A, the regulations issued thereunder or an exception thereto, the award recipient will be subject to immediate taxation and tax penalties in the year the award vests. It is our intent that awards under the 2014 Plan will be structured and administered in a manner that complies with the requirements of Section 409A of the Code.

New Plan Benefits

The amended and restated 2014 Plan, if approved by our stockholders, will become effective on the date of such stockholder approval, 2026. The Company has made grants previously and intends to continue to make grants under the 2014 Plan until such time as the Board determines otherwise or the 2014 Plan expires by its terms. As the amendment and restatement to the 2014 Plan is discretionary, it is not possible to determine the amounts that may be received by the participants under the 2014 Plan in the event the amendment and restatement to the 2014 Plan is approved at the Special Meeting.

Required Vote of Stockholders

To approve the amendment and restatement of the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026 (this Proposal 3), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of 1/3 in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 3 to approve the amendment and restatement of the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026.

PROPOSAL 4 - APPROVAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of either the chairperson of the Special Meeting or the holders of a majority in voting power of the outstanding shares of our Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis but subject to the 9.99% Voting Cap), present in person or represented by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to approve one or more adjournments of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1, 2 and 3. The chairperson will have the discretion to decide whether or not to submit this Proposal 4 to the stockholders.

Required Vote of Stockholders

To approve the adjournment of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1, 2 and 3 (this Proposal 4), the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis but subject to the 9.99% Voting Cap) entitled to vote thereon, provided a quorum is present, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws and the COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the Special Meeting.

The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal 4 to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of Proposals 1, 2 and 3.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2027 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our executive offices in San Francisco, California, before January 4, 2027. The board of directors has not determined the date of the 2027 Annual Meeting of the Company’s Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of the 2027 Annual Meeting of Stockholders.

Stockholder proposals (including recommendations of nominees for election to the board of directors) intended to be presented at the 2027 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, must be received in writing at our principal executive office no earlier than January 22, 2027 and no later than February 22, 2027, in accordance with our bylaws. If the date of the 2027 Annual Meeting of Stockholders is scheduled for a date more than 30 days before or more than 60 days after May 22, 2027, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2027 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2027 Annual Meeting of Stockholders is first made, as set forth in our bylaws.

AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

Copies of our Annual Report (exclusive of exhibits and documents incorporated by reference) may be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Jonathan S. Wolin, 200 Pine Street, Suite 400, San Francisco, CA 94104 (415.371.8300 phone). Copies of exhibits and basic documents filed with the Annual Report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report over the Internet at the SEC’s website, www.sec.gov, or at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

LIST OF THE COMPANY’S STOCKHOLDERS

A list of our stockholders as of July 6, 2026, the Record Date, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Special Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1.

If your shares are registered in your own name, please contact our transfer agent by writing to them at Equiniti Trust Company, LLC, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660 (Attn: Jaguar Health, Inc. Representative), calling 1-800-937-5449, or emailing helpast@equiniti.com.

2.	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

By Order of the Board of Directors.

Lisa A. Conte
Chief Executive Officer & President

San Francisco, California

August 3, 2026

ANNEX A

AMENDMENT TO

COMMON STOCK PURCHASE WARRANTS

This AMENDMENT TO COMMON STOCK PURCHASE WARRANTS (this “Amendment”) is entered into as of     , 2026, by and between Jaguar Health, Inc., a Delaware corporation (the “Company”), and [    ] (the “Holder”). All share and per share amounts of the Common Stock (as defined hereunder) in this Amendment have been retroactively adjusted to give effect to the 1-for-35 reverse stock split of the Company’s issued and outstanding shares of Common Stock that took effect on April 30, 2026.

WHEREAS, the Holder is the holder of the common stock purchase warrants listed under Exhibit A to this Amendment, previously issued by the Company, each to acquire up to such number of shares (the “Warrant Shares”) of voting common stock of the Company, par value $0.001 per share (the “Common Stock”), as indicated under Exhibit A (collectively, the “Amended Warrants”);

WHEREAS, pursuant to Section 12 of each of the Amended Warrants, the terms of the Amended Warrants may be amended or waived with the written consent of the Company, on the one hand, and the Holder, on the other hand;

WHEREAS, the Company and the Holder desire to amend the Amended Warrants as set forth in this Amendment;

WHEREAS, pursuant to Nasdaq Listing Rule 5635(d), the amendment to the exercise price of the Amended Warrants, as contemplated in Section 1 hereunder, may not take effect unless and until it is approved by the stockholders of the Company; and

WHEREAS, the Company agrees to hold a special meeting of its stockholders (the “Stockholder Meeting”) to, inter alia, approve the amendments to the Amended Warrants as set forth in this Amendment (the “Stockholder Approval”).

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Holder hereby agree as follows:

1. Amendment to “Exercise Price”. If the Company’s stockholders approve the terms of this Amendment at the Stockholder Meeting (such date of approval, the “Stockholder Approval Date”), the second and third sentences of the second paragraph of the preamble of each of the Amended Warrants shall hereby be amended and restated in its entirety as follows:

“For purposes of this Warrant, the term “Exercise Price” with respect to the Warrant Shares issued hereunder shall, subject to adjustment under Section 2 below, be $1.00, and the term ‘Exercise Period’ shall mean the period commencing on the Issuance Date and ending on the Expiration Date (as defined in Section 6 below).”

2. Amendment to “Cashless Exercise”. If the Company’s stockholders approve the terms of this Amendment at the Stockholder Meeting:

(a) the first paragraph of Section 1(b) of each of the Amended Warrants shall hereby be amended and restated in its entirety as follows:

“(b) Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:”

Only for purposes of further clarity, the following is a redlined comparison of the first paragraph of Section 1(b) of each of the Amended Warrants before and after the amendment:

1

“(b) Cashless Exercise. ~~Solely in the event that if at any time after ninety (90) calendar days following the Execution Date of the Purchase Agreement there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the Warrant Shares, then this~~ This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:”

(b) the last paragraph of Section 1(b) of each of the Amended Warrants shall hereby be amended and restated in its entirety as follows:

“Notwithstanding anything herein to the contrary, on the Expiration Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 1(b).”

Only for purposes of further clarity, the following is a redlined comparison of the last paragraph of Section 1(b) of each of the Amended Warrants before and after the amendment:

“Notwithstanding anything herein to the contrary, on the ~~Termination Date~~ Expiration Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 1(b).”

The form of the Notice of Exercise is attached hereto as Annex I.

3. Amendment to “Expiration Date” Defined Term. If the Company’s stockholders approve the terms of this Amendment at the Stockholder Meeting, Section 6 of each of the Amended Warrants shall hereby be amended and restated in its entirety as follows:

“6. EXPIRATION OF WARRANT. This Warrant shall expire and shall no longer be exercisable on the 30th calendar day following the Stockholder Approval Date (as defined in that certain Amendment to Common Stock Purchase Warrants, dated as of     , 2026, by and between the Company and the Holder) (the “Expiration Date”).”

4. No Further Amendment. Except as amended by this Amendment, the Amended Warrants remain unaltered and shall remain in full force and effect.

5. Conditions to Effectiveness of this Amendment. This Amendment shall be effective upon the Company obtaining the approval of the amendments to the Amended Warrants set forth herein by the Company’s stockholders at the Stockholder Meeting. In the event that the Company’s stockholders shall not approve the amendments to the Amended Warrants as set forth in this Amendment at the Stockholder Meeting, this Amendment shall be null and void.

6. Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Signatures delivered by facsimile, electronic mail (including as a PDF file) or other transmission method shall be deemed to be original signatures, shall be valid and binding, and, upon delivery, shall constitute due execution of this Amendment.

[Signature page follows]

2

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Amendment to be executed by its officer thereunto duly authorized as of the date first above indicated.

COMPANY

JAGUAR HEALTH, INC.

By:
Name:
Title:

HOLDER

[NAME]

By:
Name:
Title:

[Signature Page to Amendment to Common Stock Purchase Warrant]

EXHIBIT A

SUMMARY OF THE AMENDED WARRANTS

Exhibit A to Amendment to Common Stock Purchase Warrant

ANNEX I

NOTICE OF EXERCISE

TO:	JAGUAR HEALTH, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

Annex I to Amendment to Common Stock Purchase Warrant

ANNEX B

JAGUAR HEALTH, INC.

2014 STOCK INCENTIVE PLAN

AS AMENDED AND RESTATED EFFECTIVE JULY 22, 2026

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Plan was originally established effective as of May 12, 2015, was amended and restated effective October 1, 2019, further amended effective May 15, 2020 and amended and restated effective May 14, 2023, further amended and restated effective June 21, 2024 and July 11, 2025.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Board; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is most recently adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “1933 Act” means the Securities Act of 1933, as amended.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Company’s common stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan,

(d) “Award” means an Option, Restricted Stock, or Restricted Stock Units granted under the Plan.

(e) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(f) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(g) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change of Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company. For purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered an additional Change of Control; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or for purposes of this subsection (ii), once any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered an additional Change of Control; or

(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A.

2014 Stock Incentive Plan July 2026 Amendment and Restatement	-2-

Further and for the avoidance of doubt, a transaction will not constitute a Change of Control if its primary purpose is to: (1) change the state of the Company’s incorporation, or (2) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means the committee appointed by the Board (pursuant to Section 3 to administer the Plan.

(k) “Company” means Jaguar Health, Inc., a Delaware corporation, or any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Securities Act.

(m) “Director” means a member of the Board.

(n) “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code. In the case of Awards other than Incentive Stock Options, the Committee, in its discretion, may determine that a different definition of Disability shall apply in accordance with standards adopted by the Committee from time to time.

(o) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(p) “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

(q) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

2014 Stock Incentive Plan July 2026 Amendment and Restatement	-3-

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.

(r) “Grant Date” means, with respect to an Award, the date on which the Committee makes the determination granting such Award, or such later date as is determined by the Committee at the time it approves the grant. The Grant Date of an Award shall not be earlier than the date the Award is approved by the Committee.

(s) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(t) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(u) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(v) “Nonemployee Director” means a Director who is not an employee of the Company or any Affiliate.

(w) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

(x) “Officer” means any person designated by the Board as an officer of the Company.

(y) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(z) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(aa) “Participant” means any eligible person who has been granted one or more Awards.

(bb) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(cc) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies,

(dd) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee in its discretion to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award shall provide for a targeted level or levels of achievement using one or more of the following measures: (a) cash flow, (b) earnings per share, (c) gross revenue, (d) market share, (e) return on capital, (f) total shareholder return, or (g) operating profits.

(ee) “Performance Period” means the time period during which the Performance Goals or continued status as an Employee, Director, or Consultant must be met as determined by the Committee at is sole discretion

(ff) “Plan” means the Jaguar Animal Health, Inc. 2014 Stock Incentive Plan, as amended.

(gg) “Restricted Stock Award” means an Award of a Restricted Stock granted pursuant to Section 7.

2014 Stock Incentive Plan July 2026 Amendment and Restatement	-4-

(hh) “Restricted Stock Unit Award” means an Award of a right to receive Stock on a future date granted pursuant to Section 8.

(ii) “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

(jj) “Section 16 Person” means an individual, who, with respect to the shares of Stock, is subject to Section 16 of the 1934 Act and the rules and regulations promulgated thereunder.

(kk) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Board, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Board, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. Except as otherwise provided by the Board, in its discretion, the Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(ll) “Stock” means a share of common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(mm) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(nn) “Ten Percent Stockholder” means a person who, at the time an Award is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

(oo) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors are “non-employee directors” under Rule 16b-3 and “independent directors” under the rules of any securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.

2014 Stock Incentive Plan July 2026 Amendment and Restatement	-5-

3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees, Consultants, and Directors shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or for the purpose of satisfying Applicable Laws, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules. Notwithstanding the preceding, the Committee shall not implement an Exchange Program without the approval of the holders of a majority of the shares that are present in person or by proxy and entitled to vote at any Annual or Special Meeting of Stockholders of the Company.

3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company, except that the Committee may not delegate all or any part of its authority under the Plan with respect to Awards granted to any individual who is a Section 16 Person. To the extent of any delegation by the Committee, references to the Committee in this Plan and any Award Agreement shall be deemed also to include reference to the applicable delegate(s).

3.4 Decisions Binding. All interpretations, determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

4. SHARES SUBJECT TO PLAN.

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, and the provisions in this Section 4.1 regarding the annual increase, the aggregate number of shares of Stock that may be issued pursuant to Awards shall not exceed 14% of the issued and outstanding shares of Common Stock on a fully diluted basis including for purposes of this calculation as if such shares authorized under the 2014 Plan were included in the denominator (and assuming conversion of all outstanding convertible securities and exercise/conversion/vesting of all issued and outstanding warrants, notes, RSUs and stock options (whether issued under or outside the 2014 Plan and the like)) as of September 30, 2026 (the “Share Reserve”). In addition, the Share Reserve will automatically increase on January 1st of each year, for a period up to and including January 1, 2036, beginning on January 1st of the year following the year in which the Plan became effective in an amount equal to 5% of the total number of shares of Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to this Section 4.1.

4.2 Lapsed Awards. If an Award expires without having been exercised in full, or, with respect to Restricted Stock and Restricted Stock Units is forfeited to the Company, the shares which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested shares of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company, such shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the Plan.

4.3 Adjustments in Awards and Authorized Shares. In the event that any dividend (other than regular, ongoing dividends) or other distribution (whether in the form of cash, shares, other securities, or other property),

2014 Stock Incentive Plan July 2026 Amendment and Restatement	-6-

recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares such that an adjustment is determined by the Committee (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and class of stock. Notwithstanding the preceding, the number of shares subject to any Award always shall be a whole number.

5. ELIGIBILITY.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Board. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

6. STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 [Reserved]

6.2 Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.3 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.4 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company

2014 Stock Incentive Plan July 2026 Amendment and Restatement	-7-

of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration - Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s Stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or such other period, if any, required by the Company (and were not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

6.5 Certain Additional Provisions for Incentive Stock Options.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to Section 4 and adjustment as provided in Subsection 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 410,000 shares (the “ISO Share Limit”). The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4, subject to adjustment as provided in Subsection 4.3.

(b) Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

(c) Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and/or (b) the Award Agreement or the Committee permits later exercise (in which case the Option instead may be deemed to be a Nonqualified Stock Option). No Incentive Stock Option may be exercised more than one (1) year after the Participant’s Termination of Service on account of Disability, unless (a) the Participant dies during such one-year period, and/or (b) the Award Agreement or the Committee permit later exercise (in which case the option instead may be deemed to be a Nonqualified Stock Option).

(d) Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

6.6 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless a longer exercise period is provided by the Board, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the

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Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Subsection”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Subsection 6.6(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Subsection 6.6(a), but in any event no later than the Option Expiration Date.

6.7 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the 1933 Act.

7. RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 [Reserved]

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7.2 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted upon such conditions as the Board shall determine, including, without limitation, upon the attainment of one or more performance goals.

7.3 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Award shall be established by the Board in its discretion. Except as may be required by applicable law or established by the Board, no monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Award.

7.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price (if any) for the number of shares of Stock being purchased pursuant to any Restricted Stock Award shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

7.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Change of Control or as provided in Subsection 7.7. The Board, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

7.6 Voting Rights; Dividends and Distributions. Except as provided in this Section 7.6, Subsection 7.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Subsection 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

7.7 Effect of Termination of Service. Unless otherwise provided by the Board in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) if the Participant did not pay any consideration for any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service, such shares shall be forfeited. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

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7.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

8. RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time establish. Award Agreements evidencing Restricted Stock Unit Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 [Reserved]

8.2 Types of Restricted Stock Unit Awards Authorized. Restricted Stock Unit Awards may be granted upon such conditions as the Board shall determine, including, without limitation, upon the attainment of one or more performance goals.

8.3 Number of Securities. Each Award Agreement will specify the number of Awarded Securities and will provide for the adjustment of such number in accordance with Subsection 4.3 of the Plan.

8.4 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Unit Award shall be established by the Board in its discretion. Except as may be required by applicable law or established by the Board, no monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Unit Award.

8.5 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price (if any) for the number of shares of Stock being purchased pursuant to any Restricted Stock Unit Award shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.6 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Unit Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. The Board, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Unit Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy.

8.7 Settlement of Restricted Units.

(a) Procedure; Rights as a Shareholder. Any Restricted Stock Unit Award granted hereunder will be settled according to the terms of the Plan and at such times and under such conditions as determined by the Board and set forth in the Award Agreement. Until the Restricted Stock Unit Awards are settled and the shares of Stock are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote, if applicable, or receive dividends or any other rights as a shareholder will exist with respect to the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Securities are delivered, except as provided in Subsection 4.3 of the Plan or the applicable Award Agreement.

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(b) Nontransferability of Restricted Stock Unit Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

8.8 Cessation of Services. Each Award Agreement will specify the consequences of a Participant’s ceasing to be a Service Provider prior to the settlement of a Restricted Stock Unit Award.

9. PERFORMANCE-BASED AWARDS

9.1 General. If the Committee, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation”, the provisions of this Section 9 will control over any contrary provision in the Plan.

9.2 Performance Goals. The granting and/or vesting of Awards and other incentives under the Plan may, in the discretion of the Committee, be made subject to the achievement of one or more Performance Goals.

9.3. Procedures. The Committee will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) determine the Performance Period, (iii) establish the Performance Goals and amounts that may be earned for the Performance Period, and (iv) determine any other terms and conditions applicable to the Award(s).

9.4 [Reserved]

9.5 Determination of Amounts Earned. Following the completion of each Performance Period, the Committee will certify whether the applicable Performance Goals have been achieved for such Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as “performance-based compensation” for a Performance Period only if the Performance Goals for such period are achieved. The Committee will have the right to (a) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period, (b) determine what actual Award, if any, will be paid in the event of a termination of employment as the result of a Participant’s death or disability or upon a Change of Control or in the event of a termination of employment following a Change of Control prior to the end of the Performance Period, and (c) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Participant’s death or Disability prior to a Change of Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Participant remained employed through the end of the Performance Period.

10. CHANGE IN CONTROL.

10.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Board may provide for any one or more of the following:

(a) Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and/or vesting in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

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(b) Assumption, Continuation or Substitution of Awards. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock. For purposes of this Section, if so determined by the Board, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Award for each share of Stock to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement.

(c) Cash-Out of Outstanding Awards. The Board may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

11. TAX WITHHOLDING.

11.1 Withholding Requirements. Prior to the delivery of any shares or cash pursuant to an Award (or exercise thereof), or at such earlier time as the Tax Obligations are due, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Tax Obligations.

11.2 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Participant may satisfy

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such Tax Obligations. As determined by the Committee in its discretion from time to time, these methods may include one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise cash or shares having a Fair Market Value equal to the amount required to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the minimum amount required to be withheld or remitted, provided the delivery of such shares will not result in any adverse accounting consequences as the Committee determines in its sole discretion, (d) selling a sufficient number of shares otherwise deliverable to the Participant through such means as the Committee may determine in its sole discretion (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld, (e) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the Tax Obligations, or (f) any other means which the Committee, in its sole discretion, determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan. The amount of Tax Obligations will be deemed to include any amount that the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

12. COMPLIANCE WITH SECURITIES LAW.

12.1 Section 16 Persons. With respect to Section 16 Persons, transactions under this Plan are intended to qualify for the exemption provided by Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.

12.2 Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required.

12.3 Inability to Obtain Authority. The Company will not be required to issue any Shares, cash or other property under the Plan unless all the following conditions are satisfied: (a) the admission of the shares or other property to listing on all stock exchanges on which such class of stock or property then is listed; (b) the completion of any registration or other qualification or rule compliance of the shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission, the stock exchange on which shares of the same class are then listed, or any other governmental regulatory body, as counsel to the Company, in its absolute discretion, deems necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. federal, state or other governmental agency, which counsel to the Company, in its absolute discretion, determines to be necessary or advisable; and (d) the lapse of such reasonable period of time following the Grant Date, vesting and/or exercise as the Company may establish from time to time for reasons of administrative convenience. If the Committee determines, in its absolute discretion, that one or more of the preceding conditions will not be satisfied, the Company automatically will be relieved of any liability with respect to the failure to issue the shares, cash or other property as to which such requisite authority will not have been obtained.

13. AMENDMENT OR TERMINATION OF PLAN.

The Board may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Subsection 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require

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approval of the Company’s shareholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Board may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code.

14. MISCELLANEOUS PROVISIONS.

14.1 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

14.2 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

14.3 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

14.4 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued.

14.5 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

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14.6 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

14.7 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards shall be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.

14.8 Section 409A of the Code. Notwithstanding other provisions of the Plan or any Award Agreements hereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Board or, if delegated by the Board to the Committee, by the Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award Agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, including as a result of the fact that the Participant is a “specified employee” under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. The Company shall use commercially reasonable efforts to implement the provisions of this Subsection 14.8 in good faith; provided that neither the Company, the Board nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Subsection 14.8.

14.9 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

14.10 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

14.11 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

14.12 Stockholder Approval. The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Subsection 4 (the “Authorized Shares”) shall be approved by a majority of the outstanding securities of the Company entitled to vote by the later of (a) a period beginning twelve (12) months before and ending twelve (12) months after the date of adoption thereof by the Board. Awards granted prior to security holder approval of the Plan or in excess of the Authorized Shares previously approved by the security holders shall become exercisable no earlier than the date of security holder approval of the Plan or such increase in the Authorized Shares, as the case may be, and such Awards shall be rescinded if such security holder approval is not received in the manner described in the preceding sentence.

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C/O Proxy Tabulator  PO Box 43131 Providence, RI 02940-3131    Please detach at perforation before mailing. JAGUAR HEALTH, INC.PROXY CARD PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 4, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF JAGUAR HEALTH, INC. Lisa Conte and Carol Lizak, or any of them, each with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of JAGUAR HEALTH, INC. to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, September 4, 2026, at 8:30 a.m., local time, or at any adjournment(s) or postponement(s) thereof. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposals 1, 2, 3 and 4. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503    JAG_35236_072326 PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx    code

https://jaguarhealth.gcs-web.com/financial-information/annual-reports    Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS VOTING “FOR” PROPOSALS 1, 2, 3 AND 4. [GRAPHIC APPEARS HERE] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X [GRAPHIC APPEARS HERE] A Proposals: 1. Approving, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Common Stock issuable upon exchange of shares of the Company’s Series Q Perpetual Preferred Stock, par value $0.0001 per share (the “Series Q Preferred Stock”) issued to certain accredited investors. 2. Approving, for purposes of Rule 5635(d), the repricing of certain warrants issued to investors to purchase an aggregate of 60,781 shares of Common Stock with exercise prices ranging from $35.00 to $266.44 per share (the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 682,661 shares of Common Stock from the Series O Preferred Stock Dividend. 3. Approving an amendment and restatement of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026. 4.Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals 1, 2, and 3. [GRAPHIC APPEARS HERE] B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box [GRAPHIC APPEARS HERE]Scanner bar code [GRAPHIC APPEARS HERE] xxxxxxxxxxxxxx    JAG 35236    xxxxxxxx